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                                                  EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-303035, 33-66536, 33-35609, 33-31442, 33-21878 and 2-96838 of Coherent,
Inc. on Forms S-8 of our report dated October 28, 1997 appearing in this Annual Report on Form 10-K of Coherent, Inc. for the year ended September 27, 1997.

DELOITTE & TOUCHE LLP

San Jose, California
December 18, 1997


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